UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 23, 2021

GATX Corporation

(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive

Chicago, Illinois 60606-7147

(Address of principal executive offices, including zip code)

(312) 621-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange
5.625% Senior Notes due 2066	GMTA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or By-Laws

Effective April 23, 2021, the Board of Directors (the “Board”) of GATX Corporation (the “Company”) amended and restated the Company’s Amended and Restated By-Laws (the “By-Laws”) to reflect that the Company no longer owns American Steamship Company, and therefore is not subject to certain U.S. citizen ownership and control requirements related to federal maritime law.

The substantive changes made in the By-Laws adopted by the Board are as follows:

(i)

                    quorum requirements for the Board and each designated committee of the Board were revised to remove requirement that non-U.S. citizens may not constitute more than a minority of the number required for a quorum;

(ii)

                    language was removed that provided if the Lead Director is not a U.S. citizen, Board meetings in the absence of the Chairman will be chaired by a U.S. citizen independent director designated by a majority of the U.S. citizen independent directors present at the meeting; and

(iii)

                    language was removed providing that the Chief Executive Officer and Chairman must be U.S. citizens and that only U.S. citizens may act for the Chief Executive Officer or the Chairman in his or her absence.

The By-Laws also include certain technical, conforming, modernizing and clarifying changes. The foregoing description is qualified in its entirety by the By-Laws which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 23, 2021, the Company held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company voted on the following three proposals, each of which is described in detail in the Company’s Proxy Statement for the Annual Meeting (the “Proxy Statement”). The results of each matter voted upon are as follows:

Proposal 1 - Election of Directors

The eight individuals named below were elected to serve on the Company’s Board until the Company’s 2022 Annual Meeting of Shareholders or until their successors are duly elected or appointed, by the following vote:

Name	For	Against	Abstain
Diane M. Aigotti	32,067,288	222,146	23,384
Anne L. Arvia	31,392,493	894,775	25,550
Brian A. Kenney	31,248,629	1,039,409	24,780
James B. Ream	31,398,626	884,171	30,021
Adam L. Stanley	32,061,850	225,896	25,072
David S. Sutherland	31,095,265	1,192,895	24,658
Stephen R. Wilson	31,926,705	359,890	26,223
Paul G. Yovovich	31,706,699	579,895	26,223

Broker Non-Vote		1,427,723

Proposal 2 - Advisory Resolution on Executive Compensation

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Proxy Statement, by the following vote:.

For	Against	Abstain	Broker Non-Vote
31,415,938	826,244	70,636	1,427,723

Proposal 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, by the following vote:

For	Against	Abstain
32,981,259	727,595	31,687

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-Laws of GATX Corporation, as amended and restated on April 23, 2021.

104	Cover Page Interactive Data File (embedded within the Inline BRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President and Chief Financial Officer

April 29, 2021